CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 23, 1997, included in the MDU Resources Group, Inc. Annual Report to Stockholders for 1996. We also consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, No. 33-46605, No. 33-66682 and
No. 333-06127, and on Form S-8, No. 33-54486, No. 33-53896,
No. 33-53898, No. 333-06103 and No. 33-06105.




                              /s/ ARTHUR ANDERSEN LLP
                              ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
February 28, 1997


                       CONSENT OF ENGINEER


     We hereby consent to the reference to our reports dated
January 9 and 31, 1997, appearing in this Annual Report on Form
10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605, No. 33-66682, and No. 333-06127 and on Form S-8, No. 33-54486, No. 33-53896,
No. 33-53898, No. 333-06103 and No. 333-06105 of MDU Resources
Group, Inc. and in the related Prospectuses of the reference to such reports appearing in this Annual Report on Form 10-K.




                              /s/ RALPH E. DAVIS ASSOCIATES, INC.
                              RALPH E. DAVIS ASSOCIATES, INC.




Houston, Texas
February 28, 1997



                       CONSENT OF ENGINEER


     We hereby consent to the reference to our report dated
May 9, 1994, appearing in this Annual Report on Form 10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605, No. 33-66682 and No. 333-06127, and on Form S-8, No. 33-54486, No. 33-53896,
No. 33-53898, No. 333-06103, and No. 333-06105 of MDU Resources
Group, Inc. and in the related Prospectuses of the reference to such report appearing in this Annual Report on Form 10-K.





                      /s/ WEIR INTERNATIONAL MINING CONSULTANTS
                      WEIR INTERNATIONAL MINING CONSULTANTS




Des Plaines, Illinois
February 28, 1997